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MULTI-SECTOR FIXED INCOME
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Alliance Global Strategic
Income Trust

Semi-Annual Report
April 30, 2001

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                          o Are Not FDIC Insured
                          o May Lose Value
                          o Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 26, 2001

Dear Shareholder:

This report contains the performance, investment strategy and outlook of Alliance Global Strategic Income Trust (the "Fund") for the semi-annual reporting period ended April 30, 2001.

Investment Objective and Policies

This open-end fund seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. government and foreign government securities and supranational entities, including lower-rated securities. The Fund will maintain at least 65% of its total assets in investment grade securities and may maintain not more than 35% of its total assets in lower-rated securities.

Investment Results

The following table shows the Fund's performance over the past six- and 12-month periods ended April 30, 2001. For comparison, we have included the Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities, and the Lipper Multi-Sector Income Funds Average, which reflects the average performance of a group of funds with similar investment objectives to the Fund. We have also included the LB Global Aggregate Bond Index, a standard measure of the international investment-grade bond market. Going forward, we shall use the LB Global Aggregate Bond Index as the Fund's benchmark because it more fully reflects the array of investment choices available to this Fund.

INVESTMENT RESULTS*
Periods Ended April 30, 2001

                                                       -------------------------
                                                              Total Returns
                                                       -------------------------
                                                       6 Months        12 Months
--------------------------------------------------------------------------------

Alliance Global Strategic Income Trust
      Class A                                             0.67%            0.22%
--------------------------------------------------------------------------------
      Class B                                             0.30%           -0.51%
--------------------------------------------------------------------------------
      Class C                                             0.41%           -0.50%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                      6.22%           12.39%
--------------------------------------------------------------------------------
Lehman Brothers Global Aggregate Bond Index               3.04%            4.06%
--------------------------------------------------------------------------------
Lipper Multi-Sector Income Funds Average                  2.43%            1.88%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of April 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

  The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed


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                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Securities Index and the Lehman Brothers Government/Credit Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The unmanaged Lehman Brothers Global Aggregate Bond Index provides a broad-based measure of the international investment-grade bond market. The index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The unmanaged Lipper Multi-Sector Income Funds Average reflects the performance of 117 funds for both the six- and 12-month periods ended April 30, 2001. The Lipper Multi-Sector Income Funds Average has generally similar investment objectives to the Fund, although investment policies for the various funds may differ. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

      Additional investment results appear on pages 8-12.

During the six- and 12-month periods ended April 30, 2001, the Fund underperformed the LB Aggregate Bond Index, LB Global Aggregate Bond Index and the Lipper Multi-Sector Income Funds Average as a result of the Fund's exposure to the high yield sector and emerging markets.

"Political noise" in emerging countries tends to be a dominant contributing factor in performance, as it may directly impact economic growth, confidence and investors' risk perceptions. Countries such as the Philippines, Turkey and Argentina are clear examples of how political instability can create a difficult market environment such as that recently experienced.

While economic conditions in Argentina improved and Argentine debt performed better than anticipated, recent mistakes by the Argentine government regarding debt management and public relations have increased investors' concerns and depressed prices. This has dampened the Fund's performance. Additionally, Argentina remains particularly vulnerable to any deterioration in international liquidity conditions, whether it originates in Argentina, the U.S. or elsewhere.

Our exposure to Brazil also dampened performance. Political noise about the upcoming general elections in October 2001, currency weakness and the country's vulnerability to deterioration in market sentiment (specifically Argentina) have detracted from performance. Furthermore, the Central Bank of Brazil raised interest rates by another 50 basis points in April, despite the supportive impact of Federal Reserve easing rates in the U.S.

The Fund's exposure to telecommunications in the high yield sector also detracted from performance. This sector's developmental nature and the immaturity of the European high yield market caused it to be out of favor during the reporting period. Our holdings


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2 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

in Versatel Telecom BV and Viatel, Inc. (both telecommunications), and United Pan Europe Communications (cable) dampened performance.

Our opportunistic holdings of U.S. investment grade corporate debt enhanced performance. Our holdings in the financial sector helped to enhance the Fund's performance in the first quarter of 2001. Rate cuts by the U.S. Federal Reserve and market expectations for further reductions during this period spurred the outperformance in the U.S. investment grade corporate sector.

The Fund's overweight position in Russia enhanced performance. As of February 2001, the Russian government had repaid all payments on outstanding debt, reversing its earlier strategy of refusing to pay its full principal obligation to the Paris Club (an ad-hoc group of creditor nations that meets in Paris with debtor countries that are in a condition of default or imminent default to negotiate rescheduling of outstanding debt). Talks with the International Monetary Fund (IMF) improved after Russia repaid its Paris Club obligations and negotiators for both sides were able to agree on setting fiscal and monetary targets and structural reform objectives (i.e., tax and banking reforms and other regulatory improvements).

In Mexico, our exposure to dollar denominated and local currency debt enhanced performance. Throughout this period, Mexican debt rallied on better-than-expected economic news, the government's prepayment of IMF obligations, rumors of a possible upgrade in ratings by Standard & Poor's and a strengthening peso.

Investment Strategy

During the period under review, we increased our credit sensitive exposure as liquidity conditions bottomed and credit markets significantly outperformed credit risk-free assets. At the beginning of the reporting period for the Fund (year-end 2000), we were defensively positioned as liquidity indicators revealed very tight conditions, as did the inverted nature of the U.S. Treasury yield curve. Our defensive positioning proved to be beneficial as credit sensitive markets underperformed credit risk-free assets.

However, thus far in 2001, credit markets have significantly outperformed investment grade credit risk-free assets and from a sector point of view, our move to increase credit-sensitive exposure has proven to be beneficial.

In the high yield sector, the Fund's exposure to the telecommunications sector hurt performance. Telecommunications began 2001 as the best performer, but quickly lost ground, plagued by profit warnings from high profile telecommunications companies and ongoing concerns about the costs and viability of G3 (third-generation) mobile phone technology.


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                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

In emerging markets, we increased our exposure in Argentina, as the IMF's rescue package bolstered confidence and allowed its returns to rebound in December 2000, more than offsetting October's and November's declines. The IMF deal provided Argentina with the breathing room needed to deal with a burdensome debt schedule. Monetary easing by the U.S. should help to improve economic and monetary conditions in Argentina. Encouraging domestic economic data in December and January helped to boost investor expectations.

We maintained our exposure to Mexico, Brazil and Russia as the combination of economic reforms and rising commodity prices (mainly oil) enhanced their credit profiles. Throughout this period, Mexican debt rallied on better-than-expected economic news, the government's prepayment of IMF obligations, rumors of a possible upgrade in ratings by Standard & Poor's and a strengthening peso.

Market Overview

During the six-month period under review, the global bond market posted a return of 3.04%, as measured by the LB Global Aggregate Bond Index. The slowdown in the U.S. economy is now impacting the global economy. Slower U.S. economic growth has affected Europe, Japan and the emerging markets. The U.S. economy lost momentum during the six-month period, as equity valuations deteriorated and consumer confidence declined. U.S. gross domestic product (GDP) growth slowed from 5.2% in the first half of 2000 to 1.6% in the second half. The slow pace of growth continued into the first quarter of 2001, with a revised GDP growth of 1.3%.

The U.S. Federal Reserve moved to an easing bias beginning in mid-December, and has lowered rates from 6.50% to 4.00% by mid-May of 2001 as concerns of a deeper economic slowdown heightened. Manufacturing led the U.S. economy's weakness, and unemployment edged upward from recent record lows. Home sales and retail sales fluctuated, however they remained relatively resilient considering the slowing economy and decline in equity valuations. Inflation inched higher during the period due to the surge in energy prices and stubbornly high wage growth.

The U.S. bond market, as represented by the Lehman Brothers U.S. Aggregate Bond Index, posted a solid return of 6.22% during the six-month period, as investors opted for safer and more liquid securities due to equity market turmoil. Among the traditional sectors of the U.S. bond market, collateralized mortgage-backed securities (CMBS) recorded the strongest performance at 7.60%, followed by investment grade corporates at 7.29%, asset-backed securities (ABS) at 6.90% and agencies at 6.47%. Mortgage-backed securities (MBS) also posted solid returns for the period at 6.10%, and the lowest performers, Treasuries, returned 5.13%. During the period, the yield curve steepened as short- and medium-term interest rates fell. Medium-term Treasuries outperformed both ends of the maturity spectrum on a nominal basis,


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4 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

as two-year Treasury yields fell 173 basis points from 5.91% to 4.18%, and 30-year Treasury yields remained unchanged at 5.79%.

Within the U.S. investment-grade corporate bond sector, higher quality corporate securities outperformed lower quality securities with double-A rated securities providing the best returns at 7.82% and triple-B rated securities returning the lowest returns at 6.89%. This reflected investors' preference of safer and more liquid securities. Most corporate bond yield spreads tightened during the period with the exception of triple-B rated corporate securities. Treasury curve inversion, lower-than-expected corporate earnings, weakness in the equity markets, investors decreased appetite for risk and ratings downgrades created a difficult environment early in the period for corporate securities. However, corporates rebounded in 2001 and outperformed Treasuries for the six-month period, benefiting from the aggressive monetary easing policy by the Federal Reserve.

For the six-month period, the Credit Suisse First Boston Global High Yield Index (CSFB GHYI) returned 1.77%. However, returns varied dramatically between -5.06% in fourth quarter of 2000 and 4.94% in first quarter of 2001. Contributing to weak performance in 2000 were an increase in the rate of company defaults and a shift in sentiment away from developmental credits in the telecommunications and technology sectors to more defensive issuers. Credit availability withered as bankers tightened their lending standards; because of issuers' dependence on the bank market for short-term liquidity, this negatively impacted the high-yield market. Double-B-rated securities outperformed single-B-rated securities as investors sought higher quality issuers.

The European economy had been expanding smoothly in 2000, but is now decelerating. Recently, the European Central Bank (ECB) has taken a more proactive approach to implementing fiscal policy; however, economic deceleration and weakness in the euro have already hurt the European economy. In Japan, slowing capital spending late in 2000, coupled with industrial and financial weakness that emerged in the first quarter of 2001, confirm that Japan will probably grow at a rate of less than 1% in 2001. The Bank of Japan (BOJ) has reversed its 25 basis points rate hike of August 2000, leaving Japan's overnight call rate at effectively zero.

Despite the U.S. economy's weakness, the U.S. dollar remains strong, gaining 7% versus the euro and 9% versus the yen in the first quarter of 2001. Such currency strength, concurrent with economic weakness, suggests a high degree of confidence among global investors in the ultimate stability and strength of the U.S.

Emerging market debt returned 5.53%, as measured by the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), during the six-month period. There was a wide disparity in per-


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                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 5

----------------------
LETTER TO SHAREHOLDERS
----------------------

formance by geographic regions, with two major countries--Turkey and Argentina--pulling down the average, returning -5.93% and -0.76%, respectively. Despite the political tension and the financial crisis, Turkey received financing from both the IMF and the World Bank. Other individual outperformers included the Philippines, Russia, Poland, Panama, South Korea, Venezuela and Mexico with returns of 14.63%, 13.67%, 10.80%, 9.56%, 8.84%, 8.25% and 6.83%,
respectively. (All numbers reflect the performance of country components within the JPM EMBI+.)

Outlook

We are forecasting global growth to be positive but below its potential non-inflationary rate of growth. Central banks should remain in an easing mode, or at least remain status quo, as energy induced inflationary pressures should be transitory. The yield curve should remain steep and financial liquidity indicators should move in favor of greater liquidity, therefore, helping credit-sensitive markets.

The risk of recession in the U.S. remains, despite the odds favoring a soft landing. Weak corporate profits and weaker equity markets have impacted consumer confidence, and at this point, maintaining confidence is key to stabilizing economic activity. The Federal Reserve has aggressively eased monetary policy this year and is nearing the end of its easing cycle. Furthermore, tax cuts should provide further stimulus to the consumer, increasing the odds of stronger growth ahead. Together, the reduction of official rates and the reduction in federal taxes should lead to recovery in late 2001 or early 2002. We expect U.S. growth to be close to 1.5% for 2001.

In Europe, we expect growth to slow to 2.2% in 2001 as compared to 3.5% in 2000. As the ECB has recognized that a more proactive fiscal policy could have prevented the deceleration of the European economy and weakness of the euro, it is expected to ease 75 basis points over the remainder of the year.

The market is currently torn between two competing views. The first view is that slowing growth in the G-7 countries (United States, Great Britain, France, Germany, Italy, Canada and Japan) will hurt growth prospects in the emerging market economies. The second view is that the liquidity provided by the G-7 countries' central banks will help domestic demand. We believe the latter is correct.

A slower growth economy, coupled with an accommodative monetary policy, bodes well for the high yield market. Demand for high yield securities has improved, as evidenced by increased flows into high yield mutual funds and increased allocations to high yield by institutions and pension funds. While defaults should remain at historically high levels and may increase, we believe the market has identified most of these troubled companies and priced their securities accordingly. With an accommodative monetary policy, slow economic growth, and high-yield securities yielding in excess of 13%, we continue to believe the high-yield market offers significant value.


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6 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO] John D. Carifa

[PHOTO] Douglas Peebles

Portfolio Manager, Douglas Peebles, has over 14 years of investment experience.

Thank you for your continued interest in Alliance Global Strategic Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Douglas Peebles

Douglas Peebles
Vice President


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 7

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL STRATEGIC INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
1/31/96* TO 4/30/01

Alliance Global Strategic Income Trust Class A: $14,466
Lehman Brothers Aggregate Bond Index:           $13,937
Lipper Multi-Sector Income Funds Average:       $12,541
Lehman Brothers Global Aggregate Bond Index:    $11,972

[The following table was represented by a mountain chart in the printed material.]

             Alliance Global      LB Global           Lipper            Lehman
             Strategic Income     Aggregate        Multi Sector        Brothers
                Trust Fund        Bond Index        Income Avg.        Aggregate
--------------------------------------------------------------------------------
   1/31/96        $ 9,578           $10,000           $10,000           $10,000
   4/30/96        $ 9,633           $ 9,833           $ 9,939           $ 9,703
   4/30/97        $11,562           $10,239           $10,985           $10,390
   4/30/98        $13,496           $11,203           $12,262           $11,524
   4/30/99        $13,736           $12,015           $12,420           $12,247
   4/30/00        $14,434           $11,505           $12,347           $12,401
   4/30/01        $14,466           $11,972           $12,541           $13,937


This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Strategic Income Trust Class A shares (from 1/31/96 to 4/30/01) as compared to the performance of appropriate broad-based indices and the Lipper Multi-Sector Income Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses associated with these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The unmanaged Lehman Brothers Global Aggregate Bond Index provides a broad-based measure of the international investment-grade bond market. The index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The unmanaged Lipper Multi-Sector Income Funds Average reflects performance of 55 funds (based on the number of funds in the average from 1/31/96 to 4/30/01). The Lipper Multi-Sector Income Funds Average has generally similar investment objectives to the Fund, although investment policies for the various funds may differ.

When comparing Alliance Global Strategic Income Trust to the indices and average shown above, you should note that no charges or expenses are reflected in the performance of the indices. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

* Closest month-end after Fund's Class A share inception date of 1/9/96.


--------------------------------------------------------------------------------
8 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL STRATEGIC INCOME TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

       Alliance Global Strategic Income Trust--Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                           Alliance              Lehman              Lehman
                            Global               Brothers           Brothers
                           Strategic         Aggregate Bond     Global Aggregate
                         Income Trust             Index            Bond Index
--------------------------------------------------------------------------------
   4/30/96*                   5.47%               -2.33%              -1.67%
   4/30/97                   20.03%                7.09%               4.13%
   4/30/98                   16.72%               10.91%               9.41%
   4/30/99                    1.77%                6.27%               7.25%
   4/30/00                    5.08%                1.26%              -4.24%
   4/30/01                    0.22%               12.39%               4.06%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The unmanaged Lehman Brothers Global Aggregate Bond Index provides a broad-based measure of the international investment-grade bond market. The index combines the U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

* The Fund's return for the period ended 4/30/96 is from the Fund's inception date of 1/9/96 through 4/30/96. The benchmark's return for the period ended 4/30/96 is from 12/31/95 through 4/30/96.


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                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 9

------------------
PORTFOLIO SUMMARY
------------------

PORTFOLIO SUMMARY
April 30, 2001 (unaudited)

INCEPTION DATES                PORTFOLIO STATISTICS
Class A Shares                 Net Assets ($mil): $245.7
1/9/96
Class B Shares
3/21/96
Class C Shares
3/21/96

SECURITY TYPE BREAKDOWN

Security Type
 34.9% Sovereign
 18.2% Treasury
  4.4% Federal Agency
  2.0% Preferred Stock
  0.8% Yankee Bonds
  0.1% Common Stock

Corporate                               [PIE CHART OMITTED]
  6.9% Communications-Mobile
  5.7% Financial
  4.6% Communications
  3.8% Banking
  3.0% Technology
  2.9% Cable
  2.7% Communications-Fixed
  1.5% Energy
  1.3% Petroleum Products
  1.2% Broadcasting/Media
  1.1% Utilities - Electric & Gas
  0.6% Food/Beverage
  0.5% Service
  0.5% Insurance

  3.3% Short-Term

All data as of April 30, 2001. The Fund's security type, holdings type, and underlying currency breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
10 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                              ------------------
                                                               PORTFOLIO SUMMARY
                                                              ------------------

PORTFOLIO SUMMARY
April 30, 2001 (unaudited)

HOLDINGS TYPE BREAKDOWN

 94.6% Fixed Income
  2.1% Equity

  3.3% Short-Term                       [PIE CHART OMITTED]

UNDERLYING CURRENCY BREAKDOWN

 64.0% U.S. Dollars
 15.7% Euro
  6.1% British Pound
  3.3% South African Rand
  2.6% Canadian Dollar                  [PIE CHART OMITTED]
  2.4% Mexican Peso
  1.3% Polish Zloty
  0.8% Australian Dollar
  0.5% German Mark

  3.3% Short-Term

All data as of April 30, 2001. The Fund's security type, holdings type, and underlying currency breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 11

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
              1 Year                   0.22%                         -4.08%
             5 Years                   8.47%                          7.54%
     Since Inception*                  9.05%                          8.17%
           SEC Yield**                 7.82%

Class B Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
               1 Year                 -0.51%                         -4.12%
              5 Years                  7.74%                          7.74%
      Since Inception*                 8.30%                          8.30%
            SEC Yield**                7.45%

Class C Shares
--------------------------------------------------------------------------------
                              Without Sales Charge             With Sales Charge
               1 Year                 -0.50%                         -1.41%
              5 Years                  7.78%                          7.78%
      Since Inception*                 8.33%                          8.33%
            SEC Yield**                7.45%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2001)

                                 Class A              Class B            Class C
                                 Shares               Shares             Shares
--------------------------------------------------------------------------------
                  1 Year          -4.15%               -4.21%             -1.40%
                 5 Years           8.63%                8.83%              8.85%
         Since Inception*          8.64%                8.82%              8.84%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with this class.

The Fund invests a significant amount of its assets in foreign securities and emerging markets which could result in substantial volatility due to political and economic uncertainty. The Fund can invest a portion of its assets in the securities of a single issuer, a single region, a single foreign country and 35% of its assets in lower-rated securities which may present greater risk. In an effort to increase yield, the Fund can use leverage which may increase fluctuation caused by changes in interest rates or bond credit quality ratings.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*  Inception date: 1/9/96, Class A; 3/21/96, Classes B and Class C.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended
   April 30, 2001.


--------------------------------------------------------------------------------
12 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2001 (unaudited)

                                                        Shares or
                                                        Principal
                                                           Amount
                                                            (000)   U.S. $ Value
--------------------------------------------------------------------------------

Argentina-3.8%
Government Obligation-3.8%
Republic of Argentina
   11.38%, 1/30/17(a)
   (cost $11,044,981)...................   US$             12,000   $  9,375,600
                                                                    ------------

Australia-0.8%
Government Obligation-0.8%
Government of Australia
   10.00%, 10/15/02(a)
   (cost $2,585,160)....................   AUD              3,600      1,968,426
                                                                    ------------

Brazil-1.9%
Government Obligation-1.9%
Republic of Brazil
   11.00%, 8/17/40(a)
   (cost $4,681,741)....................   US$              6,000      4,545,000
                                                                    ------------

Canada-2.6%
Government Obligation-2.6%
Government of Canada
   5.50%, 6/01/10(a)
   (cost $6,611,441)....................   CAD             10,000      6,413,829
                                                                    ------------

Cayman Islands-1.2%
Preferred Stock-1.2%
Centaur Funding Corp.
   9.08%, 4/21/20(a)(b).................   US$              2,800      2,966,849
                                                                    ------------

Total Cayman Islands Securities
   (cost $2,890,611)....................                               2,966,849
                                                                    ------------

Dominican Republic-0.8%
Corporate Debt Obligation-0.8%
Tricom SA
   11.38%, 9/01/04(a)
   (cost $1,866,365)....................                    2,000      1,845,000
                                                                    ------------

Ecuador-0.5%
Government Obligation-0.5%
Republic of Ecuador
   12.00%, 11/15/12(a)(b)
   (cost $1,437,208)....................                    2,000      1,230,000
                                                                    ------------


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                        Shares or
                                                        Principal
                                                           Amount
                                                            (000)   U.S. $ Value
--------------------------------------------------------------------------------

Germany-7.6%
Government Obligations-7.6%
Republic of Germany
   5.25%, 7/04/10(a)....................   EUR             13,930   $ 12,570,073
   5.25%, 1/04/11(a)....................                    2,000      1,803,973
   6.25%, 1/04/30(a)....................                    4,400      4,254,621
                                                                    ------------

Total German Securities
   (cost $18,728,148)...................                              18,628,667
                                                                    ------------

Greece-0.6%
Government Obligation-0.6%
Hellenic Republic
   8.90%, 4/01/03(a)
   (cost $2,025,183)....................                    1,614      1,537,328
                                                                    ------------

Hong Kong-0.0%
Common Stock-0.0%
Guangdong Investment, Ltd. (a)(c)(d)
   (cost $22,194).......................   US$            201,285         20,131
                                                                    ------------

Hungary-0.5%
Corporate Debt Obligation-0.5%
Euronet Services, Inc.
   12.38%, 7/01/06(a)(e)(f)
   (cost $2,187,409)....................   DEM              8,000      1,143,440
                                                                    ------------

Mexico-8.0%
Corporate Debt Obligation-1.4%
Innova S. de R.L.
   12.88%, 4/01/07(a)...................   US$              4,000      3,510,000
                                                                    ------------

Government Obligations-6.6%
Mexican Cetes
   15.30%, 11/29/01(a)..................   MXN             57,803      5,745,948
United Mexican States
   11.38%, 9/15/16(a)...................   US$              9,000     10,507,500
                                                                    ------------
                                                                      16,253,448
                                                                    ------------
Total Mexican Securities
   (cost $19,702,632)...................                              19,763,448
                                                                    ------------

Netherlands-5.7%
Corporate Debt Obligations-5.2%
Carrier1 International, SA Series B
   13.25%, 2/15/09(a)...................   US$              3,300      1,980,000
Completel Europe NV Series B
   14.00%, 4/15/10(a)...................   EUR              2,000      1,191,632
Netia Holdings II, BV Series B
   13.13%, 6/15/09(a)(f)................   US$              3,000      2,145,000


--------------------------------------------------------------------------
14 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                        Shares or
                                                        Principal
                                                           Amount
                                                            (000)   U.S. $ Value
--------------------------------------------------------------------------------

Tele1 Europe, BV
   12.38%, 2/01/08(a)(b)................   EUR              2,000   $  1,490,916
Turkcell
   12.75%, 8/01/05(a)...................   US$              4,200      3,034,500
United Pan Europe Communications
   10.88%, 8/01/09(a)...................   EUR              1,000        541,345
Versatel Telecom, BV
   4.00%, 3/30/05(b)....................                    8,000      2,378,366
                                                                    ------------
                                                                      12,761,759
                                                                    ------------
Common Stock-0.1%
Versatel Telecom International NV(a)(c).                   32,931        138,817
                                                                    ------------

Preferred Stock-0.4%
United Pan Europe Communications
   convertible preferred(c)(g)..........                   30,000      1,200,000
   warrants, expiring 12/08/01(c).......                   14,567            -0-
                                                                    ------------
                                                                       1,200,000
                                                                    ------------
Total Dutch Securities
   (cost $22,550,358)...................                              14,100,576
                                                                    ------------

Norway-0.0%
Warrants-0.0%
Enitel ASA,
   expiring 4/05/05(b)(c)
   (cost $0)............................                      500             44
                                                                    ------------

Poland-1.3%
Government Obligations-1.3%
Government of Poland
   8.50%, 2/12/05(a)....................   PLN              3,000        645,426
   12.00%, 10/12/02(a)..................                   11,000      2,645,552
                                                                    ------------
Total Polish Securities
   (cost $2,934,693)....................                               3,290,978
                                                                    ------------

Russia-2.9%
Government Obligations-2.9%
Russian Federation
   5.00%, 3/31/30(b)....................   US$             12,900      5,405,100
   12.75%, 6/24/28(a)(b)................                    1,800      1,605,600
                                                                    ------------
Total Russian Securities
   (cost $6,363,555)....................                               7,010,700
                                                                    ------------

South Africa-3.2%
Corporate Debt Obligations-1.6%
Development Bank of South Africa
   Zero coupon, 12/31/27(a).............   ZAR             50,000        277,086


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                        Shares or
                                                        Principal
                                                           Amount
                                                            (000)   U.S. $ Value
--------------------------------------------------------------------------------

European Bank for Reconstruction &
   Development
   Zero coupon, 12/31/29(a).............   ZAR             50,000   $    286,426
International Bank for Reconstruction
   & Development
   Zero Coupon, 12/31/25(a).............                  350,000      2,988,730
   Zero Coupon, 2/17/26(a)..............                   50,000        422,914
                                                                    ------------
                                                                       3,975,156
                                                                    ------------
Government Obligation-1.6%
Republic of South Africa
   13.00%, 8/31/10......................                   30,000      3,939,601
                                                                    ------------
Total South African Securities
   (cost $12,750,379)...................                               7,914,757
                                                                    ------------

South Korea-0.8%
Corporate Debt Obligation-0.8%
Hanvit Bank
   12.75%, 3/01/10(b)
   (cost $1,916,625)....................   US$              1,900      1,947,500
                                                                    ------------

Sweden-1.3%
Corporate Debt Obligation-1.3%
Preem Holdings AB
   10.63%, 3/31/11(a)(b)
   (cost $3,126,725)....................   EUR              3,500      3,247,917
                                                                    ------------

United Kingdom-7.9%
Corporate Debt Obligations-3.4%
Equitable Life Finance
   8.00%, 8/29/49(b)....................   GBP              1,500      1,270,760
Marconi Corp. Plc.
   8.38%, 9/15/30.......................   US$              6,000      5,427,066
RSL Communications Plc.
   10.00%, 3/15/08(e)(f)(h).............   DEM              5,000         45,374
United Biscuits Finance
   10.75%, 4/15/11(b)...................   GBP              1,000      1,513,877
                                                                    ------------
                                                                       8,257,077
                                                                    ------------
Government Obligation-4.2%
U.K. Treasury Gilts
   7.25%, 12/07/07(a)...................                    6,500     10,354,846
                                                                    ------------

Preferred Stock-0.3%
Abbey National Bank Plc.
   7.76%(a).............................                      400        629,442
                                                                    ------------
Total United Kingdom Securities
   (cost $21,361,794)...................                              19,241,365
                                                                    ------------


--------------------------------------------------------------------------------
16 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                        Shares or
                                                        Principal
                                                           Amount
                                                            (000)   U.S. $ Value
--------------------------------------------------------------------------------

United States-44.1%
Corporate Debt Obligations-21.8%
@Entertainment, Inc. Series B
   14.50%, 2/01/09(a)(e)................   US$              6,120   $  2,998,800
AT&T Wireless Services, Inc.
   7.88%, 3/01/11(a)(b).................                    1,000      1,005,121
   8.75%, 3/01/31(a)(b).................                    3,500      3,602,753
Capital One Bank
   6.88%, 2/01/06(a)....................                    6,000      5,843,436
Enron Corp.
   8.00%, 8/15/05(a)(b).................                    3,500      3,696,801
Exodus Communications
   11.63%, 7/15/10(a)...................                    3,000      2,385,000
Global Telesystems Europe, Ltd.
   11.00%, 12/01/09(a)..................   EUR              5,000      1,286,803
Goldman Sachs Group, Inc.
   6.50%, 10/06/10(a)...................                    3,000      2,699,490
Hewlett-Packard Co.
   7.15%, 6/15/05(a)....................   US$              7,000      7,263,529
IBJ Preferred Capital Co.
   8.79%, 12/29/49(a)(b)................                    4,000      3,228,604
Iridium LLC Capital Corp. Series B
   14.00%, 7/15/05(a)(h)................                    2,000         80,000
Lehman Brothers Holdings, Inc.
   7.88%, 8/15/10(a)....................                    5,000      5,253,515
Level 3 Communications, Inc.
   11.25%, 3/15/10(a)...................   EUR              2,500      1,331,175
McLeodUSA, Inc.
   11.38%, 1/01/09(a)...................   US$              2,000      1,750,000
Nextel Communications
   9.38%, 11/15/09(a)...................                    4,000      3,320,000
Nextel International, Inc.
   12.75%, 8/01/10(a)...................                    2,700      1,728,000
NTL Communications Corp. Series B
   9.75%, 4/15/09(a)(e).................   GBP              1,500        944,163
   11.50%, 11/15/09(a)(e)...............   EUR              5,300      2,040,678
Progress Energy, Inc.
   7.75%, 3/01/31(a)....................   US$              2,600      2,626,754
PSINet, Inc.
   11.00%, 8/01/09(a)...................   EUR              2,000         88,745
Viatel, Inc.
   11.15%, 4/15/08(a)(f)................   DEM              1,000         63,524
   11.50%, 3/15/09 Series B(a)..........   EUR              2,000        266,235
                                                                    ------------
                                                                      53,503,126
                                                                    ------------
Government Agency Obligations-4.4%
FNMA 30 Year TBA
   7.00%, 5/25/31.......................   US$              2,000      2,015,620
Freddie Mac
   6.75%, 3/15/31(a)....................                    8,500      8,732,390
                                                                    ------------
                                                                      10,748,010
                                                                    ------------


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                        Shares or
                                                        Principal
                                                           Amount
                                                            (000)   U.S. $ Value
--------------------------------------------------------------------------------

U.S. Government Obligations-17.9%
U.S. Treasury Bonds
   6.25%, 5/15/30(a)....................   US$              4,000   $  4,216,240
   10.38%, 11/15/12(a)..................                   12,000     15,311,280
   13.25%, 5/15/14(a)...................                    4,120      6,210,900
U.S. Treasury Notes
   6.50%, 2/15/10(a)....................                   17,000     18,312,230
                                                                    ------------
                                                                      44,050,650
                                                                    ------------
Common Stock-0.0%
OpTel, Inc.(a)(b)(c)....................                      500              5
                                                                    ------------

Total United States Securities
   (cost $120,632,355)..................                             108,301,791
                                                                    ------------

Time Deposit-3.2%
Bank of Scotland
   4.63%, 5/01/01
   (cost $8,000,000)....................                    8,000      8,000,000
                                                                    ------------

Total Investments-98.7%
   (cost $273,419,557)..................                             242,493,346
Other assets less liabilities-1.3%......                               3,209,652
                                                                    ------------

Net Assets-100%.........................                            $245,702,998
                                                                    ============


--------------------------------------------------------------------------------
18 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

(a) Securities, or a portion thereof, with an aggregate market value of $209,175,281 have been segregated to collateralize forward exchange currency contracts.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2001, these securities amounted to $34,590,213 or 14.1% of net assets.

(c) Non-income producing security.

(d) Security received in exchange of Guangdong 8.875%, 5/22/07 due to debt restructuring. In addition, the Fund also received the following securities which have $0 market value and are non-income producing:

                                                           Shares or
                                                           Principal
                                                              Amount
                                                               (000)
                                                           ----------
    Hong Kong Property (Hong Kong).......................     17,436
    NewCo (Hong Kong)....................................     17,436
    Waterco Holdings (Hong Kong).........................      6,626
    Guangdong Alliance, Ltd. 8.00%, 12/22/05.............    HK $217
    Guangdong Asset Management 5.00%, 12/22/05...........    $    90

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f) Will be converted to Euro based upon a predetermined schedule.

(g) Restricted and illiquid security, valued at fair value (See Notes A & G).

(h) Security is in default and is non-income producing.

    Glossary of Terms:

    FNMA Federal National Mortgage Association

    TBA To Be Announced

    See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 19

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2001 (unaudited)

Assets
Investments in securities, at value (cost $273,419,557).......    $ 242,493,346
Cash  ........................................................        2,060,234
Foreign currency, at value (cost $75,034).....................           75,055
Receivable for investment securities sold and
   foreign currency contracts.................................        7,825,121
Interest receivable...........................................        6,035,482
Receivable for capital stock sold.............................        1,856,917
Unrealized appreciation of forward exchange
   currency contracts.........................................           71,841
                                                                  -------------
Total assets..................................................      260,417,996
                                                                  -------------
Liabilities
Payable for investment securities purchased and
   foreign currency contracts.................................       12,098,560
Dividend payable..............................................        1,607,327
Payable for capital stock redeemed............................          451,273
Distribution fee payable......................................          165,637
Advisory fee payable..........................................          154,575
Accrued expenses and other liabilities........................          237,626
                                                                  -------------
Total liabilities.............................................       14,714,998
                                                                  -------------
Net Assets....................................................    $ 245,702,998
                                                                  =============
Composition of Net Assets
Capital stock, at par.........................................    $      27,105
Additional paid-in capital....................................      281,333,781
Distributions in excess of net investment income..............         (896,182)
Accumulated net realized loss on investments,
   written options and foreign currency transactions..........       (3,896,094)
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities........      (30,865,612)
                                                                  -------------
                                                                  $ 245,702,998
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($59,171,618 / 6,525,088 shares of
   capital stock issued and outstanding)......................            $9.07
Sales charge--4.25% of public offering price..................              .40
                                                                          -----
Maximum offering price........................................            $9.47
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($151,553,553 / 16,722,071 shares of
   capital stock issued and outstanding)......................            $9.06
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($33,535,748 / 3,698,803 shares of
   capital stock issued and outstanding)......................            $9.07
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($1,442,079 / 158,968 shares of
   capital stock issued and outstanding)......................            $9.07
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
20 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2001 (unaudited)

Investment Income
Interest (net of foreign taxes
   withheld of $1,940)......................... $12,024,929
Dividends (net of foreign taxes
   withheld of $2,522).........................     149,816       $  12,174,745
                                                -----------
Expenses
Advisory fee...................................     851,506
Distribution fee - Class A.....................      85,629
Distribution fee - Class B.....................     672,682
Distribution fee - Class C.....................     168,531
Transfer agency................................     135,911
Custodian......................................     130,981
Administrative.................................      68,500
Registration...................................      48,407
Audit and legal................................      41,994
Printing.......................................      26,781
Directors' fees................................      13,143
Amortization of organization expenses..........       6,971
Miscellaneous..................................       1,187
                                                -----------
Total expenses.................................                       2,252,223
                                                                  -------------
Net investment income..........................                       9,922,522
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on investment and
   written option transactions.................                       1,746,430
Net realized loss on foreign currency
   transactions................................                      (1,095,880)
Net change in unrealized
   appreciation/depreciation of:
   Investments.................................                     (10,796,771)
   Foreign currency denominated
     assets and liabilities....................                        (493,019)
                                                                  -------------
Net loss on investments........................                     (10,639,240)
                                                                  -------------
Net Decrease in Net Assets
   from Operations.............................                   $    (716,718)
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 21

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Six Months Ended   Year Ended
                                                  April 30, 2001    October 31,
                                                    (unaudited)        2000
                                                  ==============   ============

Increase (Decrease) in Net Assets
from Operations
Net investment income..........................    $   9,922,522  $  13,358,112
Net realized gain on investments and
   foreign currency transactions...............          650,550      2,389,851
Net change in unrealized appreciation/
   depreciation of investments and
   foreign currency denominated assets
   and liabilities.............................      (11,289,790)    (8,809,501)
                                                   -------------  -------------
Net increase (decrease) in net assets
   from operations.............................         (716,718)     6,938,462
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A.....................................       (3,196,947)    (3,474,691)
   Class B.....................................       (6,990,321)    (7,484,384)
   Class C.....................................       (1,761,324)    (2,212,954)
   Advisor Class...............................          (99,432)      (186,083)
Distributions in excess of net investment
   income
   Class A.....................................               -0-      (668,564)
   Class B.....................................               -0-    (1,440,068)
   Class C.....................................               -0-      (425,793)
   Advisor Class...............................               -0-       (35,804)
Capital Stock Transactions
Net increase...................................       52,547,748     78,054,991
                                                   -------------  -------------
Total increase.................................       39,783,006     69,065,112
Net Assets
Beginning of period............................      205,919,992    136,854,880
                                                   -------------  -------------
End of period (including undistributed
   net investment income of $1,229,320
   at October 31, 2000)........................    $ 245,702,998  $ 205,919,992
                                                   =============  =============

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
April 20, 2001 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Global Strategic Income Trust, Inc. (the "Fund") was incorporated in the State of Maryland on October 25, 1995 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.) are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are val-


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of approximately $151,270 have been fully amortized on a straight-line basis through January 2001.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

6. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.


--------------------------------------------------------------------------------
24 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. Based on the operations of the Fund as of the semi-annual date, and its distribution policy, the Fund may have a tax return of capital at year end. At this time, the amount of this tax return of capital is not estimable.

8. Change in Accounting Principles

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Fund to amortize premiums and discounts on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not affect the amount of distributions paid to shareholders, because the Fund determines its required distributions under Federal income tax laws.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.90%, 2.60%, 2.60% and 1.60% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively.

Pursuant to the Advisory Agreement, the Fund paid $68,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 2001.

The Fund compensates Alliance Global Investor Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $69,118, for the six months ended April 30, 2001.

For the six months ended April 30, 2001, the Fund's expenses were reduced by $2,760 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned sub-


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

sidiary of the Adviser serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $15,724 from the sale of Class A shares and $155,206 and $5,951 in contingent deferred sales charges imposed upon redemption by shareholders of Class B and Class C shares, respectively, for the six months ended April 30, 2001.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and up to 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,163,940 and $1,095,042 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $215,158,819 and $170,277,909, respectively, for the six months ended April 30, 2001. There were purchases of $85,650,110 and sales of $89,087,881 of U.S. government and government agency obligations for the six months ended April 30, 2001.

At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the costs for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $3,716,323 and gross unrealized depreciation of investments was $34,642,534 resulting in net unrealized depreciation of $30,926,211 (excluding foreign currency transactions).

At October 31, 2000, the Fund had a net capital loss carryforward of $4,518,892 of which $2,125,545 expires in the year 2007 and $2,393,347 expires in the year 2008.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment


--------------------------------------------------------------------------------
26 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At April 30, 2001, the Fund had outstanding forward exchange currency contracts, as follows:

                                               U.S. $
                            Contract         Value on           U.S. $        Unrealized
                              Amount      Origination          Current     Appreciation/
                               (000)             Date            Value    (Depreciation)
                           -------------------------------------------------------------
Forward Exchange
   Currency Buy
   Contracts
New Zealand Dollar,
   settling 6/22/01           20,268     $  9,023,667     $  8,357,710       $ (665,957)
Forward Exchange
   Currency Sale
   Contracts
Australian Dollar,
   settling 5/23/01            3,600        1,837,800        1,836,398            1,402
British Pound,
   settling 5/14/01           10,935       15,982,691       15,637,817          344,874
Euro,
   settling 6/28/01           36,396       32,501,653       32,275,452          226,201
Japanese Yen,
   settling 5/21/01        1,000,000        8,199,477        8,112,457           87,020
Mexican Peso,
   settling 5/30/01           48,450        4,795,605        5,183,083         (387,478)
New Zealand Dollar,
   settling 6/22/01           20,268        8,817,740        8,357,710          460,030
South African Rand,
   settling 6/04/01           32,285        4,003,043        3,997,294            5,749
                                                                             ----------
                                                                             $   71,841
                                                                             ==========


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in written options for the six months ended April 30, 2001 were as follows:

                                                  Number of
                                                  Contracts       Premiums
                                                =============   ===========

Options outstanding at
   beginning of period.........................            -0-  $       -0-
Options written................................         5,000       49,609
Options terminated in closing
   purchase transactions.......................        (5,000)     (49,609)
                                                -------------   ----------
Options outstanding at April 30, 2001..........            -0-  $       -0-
                                                -------------   ----------


--------------------------------------------------------------------------------
28 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

3. Interest Rate Swap Agreements

The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. At April 30, 2001, the Fund had no outstanding interest rate swap contracts.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                    --------------------------------- ---------------------------------
                                 Shares                             Amount
                    --------------------------------- ---------------------------------
                    Six Months Ended       Year Ended  Six Months Ended      Year Ended
                      April 30, 2001      October 31,   April 30, 2001      October 31,
                         (unaudited)             2000      (unaudited)             2000
                    -------------------------------------------------------------------
Class A
Shares sold                1,793,470        4,265,395    $  17,099,068     $ 42,575,861
---------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             224,603          274,153        2,127,106        2,726,629
---------------------------------------------------------------------------------------
Shares converted
   from Class B               13,146           32,886          125,980          329,903
---------------------------------------------------------------------------------------
Shares redeemed           (1,021,508)      (2,468,625)      (9,697,967)     (24,418,700)
---------------------------------------------------------------------------------------
Net increase               1,009,711        2,103,809    $   9,654,187     $ 21,213,693
=======================================================================================


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 29

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                    --------------------------------- ---------------------------------
                                 Shares                             Amount
                    --------------------------------- ---------------------------------
                    Six Months Ended       Year Ended Six Months Ended       Year Ended
                      April 30, 2001      October 31,   April 30, 2001      October 31,
                         (unaudited)             2000      (unaudited)             2000
                    -------------------------------------------------------------------
Class B
Shares sold                5,475,723        6,697,212    $  52,224,994     $ 66,732,024
---------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             356,533          420,656        3,368,244        4,186,422
---------------------------------------------------------------------------------------
Shares converted
   to Class A                (13,151)         (32,919)        (125,980)        (329,903)
---------------------------------------------------------------------------------------
Shares redeemed           (1,529,332)      (2,640,142)     (14,409,947)     (26,391,174)
---------------------------------------------------------------------------------------
Net increase               4,289,773        4,444,807    $  41,057,311     $ 44,197,369
=======================================================================================

Class C
Shares sold                  859,253        1,892,511    $   8,218,563     $ 19,016,409
---------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             103,115          142,952          975,488        1,424,557
---------------------------------------------------------------------------------------
Shares redeemed             (659,950)        (920,885)      (6,231,965)      (9,223,360)
---------------------------------------------------------------------------------------
Net increase                 302,418        1,114,578    $   2,962,086     $ 11,217,606
=======================================================================================

Advisor Class
Shares sold                   42,906          150,322    $     410,624     $  1,506,120
---------------------------------------------------------------------------------------
Shares issued
   in reinvestment of
   dividends and
   distributions              10,553           21,527          100,030          214,479
---------------------------------------------------------------------------------------
Shares redeemed             (173,304)         (30,089)      (1,636,490)        (294,276)
---------------------------------------------------------------------------------------
Net increase
   (decrease)               (119,845)         141,760    $  (1,125,836)    $  1,426,323
=======================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility ("the Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2001.


--------------------------------------------------------------------------------
30 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE G

Restricted Security

                                             Data Acquired       U.S. $ Cost
                                             =============    ================

United Pan Europe Communications
   Convertible Preferred................          11/29/00          $3,000,000

The security shown above is restricted as to resale and has been valued at fair value in accordance with the procedures described in Note A. The Fund will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of this security.

The value of this security at April 30, 2001 was $1,200,000 representing 0.5% of net assets.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 31

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                    -----------------------------------------------------------------------------
                                                                      Class A
                                    -----------------------------------------------------------------------------
                                     Six Months                                                        January 9,
                                          Ended                     Year Ended October 31,             1996(a) to
                                 April 30, 2001      -----------------------------------------------  October 31,
                                    (unaudited)          2000         1999         1998         1997         1996
                                    -----------------------------------------------------------------------------
Net asset value,
  beginning of period ...........      $   9.53      $   9.91     $  10.18     $  11.46     $  10.83     $  10.00
                                    -----------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ........           .44           .83          .94          .78(c)       .74(c)       .69(c)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..................          (.36)         (.22)        (.22)        (.64)        1.02          .95
                                    -----------------------------------------------------------------------------
Net increase in net asset
  value from operations .........           .08           .61          .72          .14         1.76         1.64
                                    -----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............          (.54)         (.83)        (.94)        (.78)        (.75)        (.81)
Distributions in excess of
  net investment income .........            -0-         (.16)        (.05)        (.28)        (.28)          -0-
Distributions from net realized
  gains on investments ..........            -0-           -0-          -0-        (.36)        (.10)          -0-
                                    -----------------------------------------------------------------------------
Total dividends and distributions          (.54)         (.99)        (.99)       (1.42)       (1.13)        (.81)
                                    -----------------------------------------------------------------------------
Net asset value, end of period ..      $   9.07      $   9.53     $   9.91     $  10.18     $  11.46     $  10.83
                                    =============================================================================
Total Return
Total investment return based
  on net asset value(d) .........           .67%         6.12%        7.17%        1.00%       16.83%       17.31%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............      $ 59,172      $ 52,561     $ 33,813     $ 24,576     $ 12,954     $  2,295
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..............          1.46%(e)      1.54%        1.77%        1.89%        1.90%        1.90%(e)
  Expenses, before waivers/
    reimbursements ..............          1.46%(e)      1.54%        1.77%        2.08%        4.06%       19.20%(e)
  Net investment income .........          9.27%(e)      8.32%        9.34%        7.08%        6.56%        8.36%(e)
Portfolio turnover rate .........           241%          321%         254%         183%         417%         282%

See footnote summary on page 35.


--------------------------------------------------------------------------------
32 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                    -----------------------------------------------------------------------------
                                                                      Class B
                                    -----------------------------------------------------------------------------
                                     Six Months                                                         March 21,
                                          Ended                     Year Ended October 31,             1996(f) to
                                 April 30, 2001      -----------------------------------------------  October 31,
                                    (unaudited)          2000         1999         1998         1997         1996
                                    -----------------------------------------------------------------------------
Net asset value,
  beginning of period ...........      $   9.52      $   9.90     $  10.17     $  11.46     $  10.83     $   9.97
                                    -----------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ........           .40           .76          .87          .69(c)       .66(c)       .41(c)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..................          (.36)         (.23)        (.22)        (.63)        1.03         1.01
                                    -----------------------------------------------------------------------------
Net increase in net asset
  value from operations .........           .04           .53          .65          .06         1.69         1.42
                                    -----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............          (.50)         (.76)        (.87)        (.69)        (.67)        (.56)
Distributions in excess of
  net investment income .........            -0-         (.15)        (.05)        (.30)        (.29)          -0-
Distributions from net realized
  gains on investments ..........            -0-           -0-          -0-        (.36)        (.10)          -0-
                                    -----------------------------------------------------------------------------
Total dividends and distributions          (.50)         (.91)        (.92)       (1.35)       (1.06)        (.56)
                                    -----------------------------------------------------------------------------
Net asset value, end of period ..      $   9.06      $   9.52     $   9.90     $  10.17     $  11.46     $  10.83
                                    =============================================================================
Total Return
Total investment return based
  on net asset value(d) .........           .30%         5.38%        6.44%         .27%       16.12%       14.47%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............      $151,553      $118,356     $ 79,085     $ 58,058     $ 18,855     $    800
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..............          2.17%(e)      2.27%        2.47%        2.58%        2.60%        2.60%(e)
  Expenses, before waivers/
    reimbursements ..............          2.17%(e)      2.27%        2.47%        2.76%        4.76%       19.57%(e)
  Net investment income .........          8.55%(e)      7.66%        8.54%        6.41%        5.86%        7.26%(e)
Portfolio turnover rate .........           241%          321%         254%         183%         417%         282%

See footnote summary on page 35.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 33

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                    -----------------------------------------------------------------------------
                                                                      Class C
                                    -----------------------------------------------------------------------------
                                     Six Months                                                         March 21,
                                          Ended                     Year Ended October 31,             1996(f) to
                                 April 30, 2001      -----------------------------------------------  October 31,
                                    (unaudited)          2000         1999         1998         1997         1996
                                    -----------------------------------------------------------------------------
Net asset value,
  beginning of period ...........      $   9.52      $   9.90     $  10.17     $  11.46     $  10.83     $   9.97
                                    -----------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ........           .40           .77          .88          .68(c)       .66(c)       .39(c)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..................          (.35)         (.24)        (.23)        (.62)        1.03         1.03
                                    -----------------------------------------------------------------------------
Net increase in net asset
  value from operations .........           .05           .53          .65          .06         1.69         1.42
                                    -----------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .............          (.50)         (.76)        (.88)        (.68)        (.67)        (.56)
Distributions in excess of
  net investment income .........            -0-         (.15)        (.04)        (.31)        (.29)          -0-
Distributions from net realized
  gains on investments ..........            -0-           -0-          -0-        (.36)        (.10)          -0-
                                    -----------------------------------------------------------------------------
Total dividends and distributions          (.50)         (.91)        (.92)       (1.35)       (1.06)        (.56)
                                    -----------------------------------------------------------------------------
Net asset value, end of period ..      $   9.07      $   9.52     $   9.90     $  10.17     $  11.46     $  10.83
                                    =============================================================================
Total Return
Total investment return based
  on net asset value(d) .........           .41%         5.38%        6.44%         .27%       16.12%       14.47%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...............      $ 33,536      $ 32,345     $ 22,598     $ 16,067     $  4,388     $    750
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..............          2.16%(e)      2.25%        2.46%        2.58%        2.60%        2.60%(e)
  Expenses, before waivers/
    reimbursements ..............          2.16%(e)      2.25%        2.46%        2.77%        4.77%       19.49%(e)
  Net investment income .........          8.55%(e)      7.68%        8.52%        6.43%        5.86%        7.03%(e)
Portfolio turnover rate .........           241%          321%         254%         183%         417%         282%

See footnote summary on page 35.


--------------------------------------------------------------------------------
34 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For a Share of Capital Stock Outstanding Throughout Each Period

                                                      ------------------------------------------------------
                                                                          Advisor Class
                                                      ------------------------------------------------------
                                                        Six Months              Year Ended      December 18,
                                                             Ended              October 31,       1997(f) to
                                                    April 30, 2001        ---------------------  October 31,
                                                       (unaudited)            2000         1999         1998
                                                       -----------------------------------------------------
Net asset value, beginning of period ..............       $   9.53        $   9.92     $  10.18     $  11.09
                                                       -----------------------------------------------------
Income From Investment Operations
Net investment income(b) ..........................            .44             .88          .98          .85(c)
Net realized and unrealized loss on investments
   and foreign currency transactions ..............           (.35)           (.25)        (.22)        (.84)
                                                       -----------------------------------------------------
Net increase in net asset value from operations ...            .09             .63          .76          .01
                                                       -----------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..............           (.55)           (.86)        (.98)        (.85)
Distributions in excess of net investment income ..             -0-           (.16)        (.04)        (.07)
                                                       -----------------------------------------------------
Total dividends and distributions .................           (.55)          (1.02)       (1.02)        (.92)
                                                       -----------------------------------------------------
Net asset value, end of period ....................       $   9.07        $   9.53     $   9.92     $  10.18
                                                       =====================================================
Total Return
Total investment return based on net asset value(d)            .83%           6.33%        7.58%         .07%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........       $  1,442        $  2,658     $  1,359     $  1,133
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements .........           1.13%(e)        1.23%        1.45%        1.58%(e)
  Expenses, before waivers/reimbursements .........           1.13%(e)        1.23%        1.45%        1.77%(e)
  Net investment income ...........................           9.25%(e)        8.71%        9.52%        7.64%(e)
Portfolio turnover rate ...........................            241%            321%         254%         183%

(a) Commencement of operations.

(b) Based on average shares outstanding.

(c) Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(e) Annualized.

(f) Commencement of distribution.


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                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 35

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the Bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

G-7 Nations/Countries

Group of seven industrialized nations, including Canada, France, Germany, Italy, Japan, the United Kingdom and the United States.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding. NAV can be used in reference to either an individual share or the entire assets of a mutual fund.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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36 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $433 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 56 of the FORTUNE 100 companies and public retirement funds in 36 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 620 investment professionals in 35 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/01.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 37

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services.

o  Low Minimum Investments

   You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o  Automatic Reinvestment

   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o  Automatic Investment Program

   Build your investment account by having money automatically transferred from your bank account on a regular basis.

o  Dividend Direction Plans

   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o  Auto Exchange

   You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o  Systematic Withdrawals

   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o  E-Statements

   Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o  A Choice of Purchase Plans

   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o  Telephone Transaction

   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o  Alliance Answer: 24-Hour Information

   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o  The Alliance Advance

   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, including daily pricing, make additional investments, exchange between Alliance funds and view fund performance.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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38 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Douglas J. Peebles, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1) Member of the Audit Committee.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 39

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
40 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

Alliance Global Strategic Income Trust
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GSIFSR401